                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             GOODNOISE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                             GOODNOISE CORPORATION
                            1991 Broadway, 2nd Floor
                         Redwood City, California 94063
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

                             GoodNoise Corporation

                           1991 Broadway, 2nd Floor
                        Redwood City, California 94063

                               ----------------

                   Notice of Special Meeting of Shareholders
                           to be Held July 16, 1999

                               ----------------

  The Special Meeting of Shareholders of GoodNoise Corporation (the "Company") will be held at the offices of Gray Cary Ware & Freidenrich, 400 Hamilton Ave, Palo Alto, California 94301 on July 16, 1999, at 10 a.m. for the following purposes:

    1. To approve the reincorporation of the Company in the State of Delaware and other related changes to the rights of shareholders.

    2. Subject to the approval of Proposal One, to approve certain additional anti-takeover measures under the Delaware Charter Documents (as defined herein) as follows:

      A. To approve the elimination of cumulative voting for the election of directors.

      B. To approve a classified board of directors removable only for cause.

      C.   To approve the elimination of action by written consent.

      D. To approve certain limitations on the ability to call special meetings.

      E. To approve super-majority vote requirements for certain amendments to the Delaware Charter Documents.

      F. To increase the number of shares of Preferred Stock of the Company authorized for issuance by 19,500,000 shares.

    3. To consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation to change the name of the Company to EMusic.com Inc.

    4. To approve an increase in the number of shares reserved for issuance under the Company's 1998 Stock Option Plan by three million shares and the establishment of an annual employee grant limit of 1 million shares.

    5. To approve the adoption of the Company's 1999 Employee Stock Purchase
  Plan.

    6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

  Only shareholders of record at the close of business on June 21, 1999 will be entitled to vote at the meeting. Each of these shareholders is cordially invited to be present and vote at the meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ Robert H. Kohn
                                          _____________________________________
                                          Robert H. Kohn,
                                          Chairman of the Board and Secretary

Palo Alto, California
June 28, 1999


 YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                             GOODNOISE CORPORATION
                           1991 Broadway, 2nd Floor
                        Redwood City, California 94063

                               ----------------

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 16, 1999

                               ----------------

                              GENERAL INFORMATION

  Your proxy in the enclosed form is solicited by the directors of GoodNoise Corporation, a Florida corporation (the "Company"), for use at a Special Meeting of Shareholders to be held on July 16, 1999 (the "Meeting") for the purposes set forth in the accompanying notice and at any adjournment or postponement of that meeting. The date of this Proxy Statement is June 21, 1999, the approximate date on which this Proxy Statement and accompanying form of proxy were first sent or given to shareholders.

  The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted in accordance with the recommendations of the Board of Directors for each proposal. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and votes in person.

  Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others (the "Record Holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver soliciting materials to Record Holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. Except as described above, the Company does not intend to solicit proxies other than by mail.

                     SHARES OUTSTANDING AND VOTING RIGHTS

  Only holders of shares of the Company's Common Stock and Series B Preferred Stock of record as of the close of business on June 21, 1999 are entitled to vote at the meeting. On this record date there were issued and outstanding 15,690,879 shares of Common Stock and 117,570 shares of Series B Preferred Stock. Each share of Common Stock and Series B Preferred Stock is entitled to one and 100 votes, respectively, on all matters to be voted upon.

  The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares of capital stock of the Company will constitute a quorum for the transaction of business at the Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the Meeting. All proposals submitted to the shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the votes of the shares of the Company's Capital Stock represented in person or by proxy and entitled to vote at the Meeting except for the proposal to approve the reincorporation of the Company in the State of Delaware, the related proposals being considered in connection therewith and the approval of the anti-takeover measures discussed in Proposal Two which require the approval of a majority of the voting power of all shares of the Company's Capital Stock entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal; except that for the proposal to approve the reincorporation of the Company in the State of Delaware, the related proposals being considered in connection therewith and the approval of the anti-takeover measures discussed in Proposal Two, abstentions and broker non-votes will have the same effect as a negative vote.

  Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

                                 PROPOSAL ONE

                  REINCORPORATION OF THE COMPANY IN DELAWARE
               AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

General

  The Board of Directors has unanimously approved a plan of reorganization (the "Reincorporation") in which the Company's state of incorporation will be changed from Florida to Delaware. If the shareholders approve the Reincorporation, and upon receiving approval of the holders of its Series B Preferred Stock (the "Series B Approval"), the Company intends to merge into its wholly-owned subsidiary EMusic.com, Inc. ("EMusic"), a Delaware corporation (the "Merger"). As part of the Reincorporation, each outstanding share of stock of the Company will be converted into one share of stock of the same class or series of EMusic (the "Share Conversion"). Upon the effectiveness of the Merger, the Company's Articles of Incorporation (the "Florida Articles") and Bylaws (the "Florida Bylaws," and together with the Florida Articles, the "Florida Charter Documents") will, in effect, be replaced by EMusic's Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws," and together with the Delaware Certificate, the "Delaware Charter Documents"). Subject to shareholder approval of Proposal Two, certain additional provisions may be effected in the Delaware Charter Documents. (See Proposal Two, "ADDITIONAL ANTI-TAKEOVER MEASURES.") A copy of the form of Agreement and Plan of Merger by and between the Company and EMusic (the "Agreement and Plan of Merger") is attached to this Proxy Statement as Appendix A.

  Upon consummation of the Merger, shareholders of the Company will become shareholders of a corporation governed by the Delaware General Corporation Law (the "Delaware Act") and by new charter documents which will result in changes to the rights of shareholders. (See "--Changes in the Company's Charter to be Effected by Reincorporation" and Proposal Two, "ADDITIONAL ANTI-TAKEOVER MEASURES.") The incumbent officers and directors of the Company will be the officers and directors of Emusic after the Reincorporation.

  Upon the effective date of the Merger, the Company's name will be EMusic.com Inc. The Reincorporation will not result in any change in the physical location, business, management, assets, liabilities or net worth of the Company. The proposed Share Conversion will become effective on the effective date of the Reincorporation. The Company's transfer agent will act as the Company's exchange agent (the "Exchange Agent") to act for holders of common stock, $0.01 par value, of the Company (the "GoodNoise Common Stock") in implementing the exchange of their certificates. After the Reincorporation, each holder of record of certificates formerly representing shares of GoodNoise Common Stock may surrender these certificates to the Exchange Agent in exchange for certificates representing the number of shares of common stock, $0.001 par value, of Emusic ("EMusic Common Stock") such shareholder is entitled to receive as a consequence of the Share Conversion. One share of EMusic Common Stock will be issued in exchange for one presently issued and outstanding share of GoodNoise Common Stock. One share of Series B Preferred Stock, $0.001 par value, of EMusic (the "EMusic Series B Preferred Stock") will be issued in exchange for one presently issued and outstanding share of Series B Preferred Stock, $0.01 par value, of the Company (the "GoodNoise Series B Preferred Stock").

  No scrip or fractional share will be issued in connection with the Share Conversion. Upon completion of the Reincorporation, and subject to approval of Proposal 2F by the shareholders, the total authorized number of shares of stock of EMusic will consist of 200,000,000 shares of Common Stock, $0.001 par value, and 20,000,000 shares of Preferred Stock, $0.001 par value.

  If approved by the shareholders, it is anticipated that the Reincorporation will be completed as promptly as practicable after such approval and the Series B Approval. The Agreement and Plan of Merger provides that the Reincorporation may be abandoned by the Board of Directors after approval by the shareholders of the Company. However, the Board of Directors presently intends to proceed with the Reincorporation following shareholder approval and the Series B Approval.

  Holders of GoodNoise Series B Preferred Stock (the "Series B Holders") who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Business Corporation Act (the "Florida Act") will have the right to be paid, in cash, the fair value of their GoodNoise Series B Preferred Stock. (See "DISSENTERS' RIGHTS" and APPENDIX D). If less than all of the Series B Holders do not consent to the Reincorporation or otherwise waive their dissenters' rights, the Board of Directors of the Company may determine not to proceed with the Reincorporation.

Reasons for the Reincorporation

  The Board of Directors of the Company believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

  Additionally, reincorporation in Delaware and the adoption of the new charter documents containing the amendments proposed by Proposal Two may have the effect of deterring hostile takeover attempts. The Board has proposed the revision of the Delaware Certificate and Delaware Bylaws to include certain provisions available to certain public companies under Delaware law which deter hostile takeover attempts, such as the elimination of cumulative voting, exclusive right of the Board of Directors to set the number of directors, a classified board of directors, limitations on the right to remove directors, the exclusive right of the Board of Directors to fill vacancies on the Board, authorization of blank check preferred stock, the elimination of the right of shareholders to act by written consent, the elimination of shareholder rights to call special meetings, advance notice requirements and super-majority voting provisions requiring that any amendment of the above provisions contained in the Delaware Certificate be approved by two-thirds vote of the outstanding shares, entitled to vote generally in the election of directors and a provision requiring two-thirds vote for shareholder amendment of the Delaware Bylaws. Several of these measures are not included in the Florida Articles. Accordingly, these matters are presented for separate consideration and vote by the shareholders. Certain disadvantages of anti-takeover measures generally are also reviewed below. See Proposal Two, "ADDITIONAL ANTI-TAKEOVER MEASURES."

Certain Differences Between Delaware and Florida Corporation Law

  The material differences between the Delaware Act and the Florida Act are summarized below.

  Derivative Actions. The Delaware Act provides that (1) a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law, (2) a complaint in a derivative proceeding must allege with particularity the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort, and (3) a derivative proceeding may be settled or discontinued only with court approval. In addition, under the Delaware Act, a court may dismiss a derivative proceeding if (a) the court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation, and (b) the court determines in its own business judgment that the action should be dismissed. The Florida Act includes similar requirements, except that (i) a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored, (ii) the court may dismiss a derivative proceeding if the court finds that certain independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation and (iii) if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

  Distributions and Redemptions. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. A Delaware corporation is generally prohibited from redeeming any of its capital stock if the redemption would result in an impairment of the corporation's capital. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and
(2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Florida Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Under the Florida Act, a corporation's redemption of its own capital stock is deemed to be a distribution.

  Shareholder Inspection of Books and Records. The Delaware Act permits any shareholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, shareholder list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof. Under the Florida Act, a shareholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addressees of the corporation's directors and officers, and the corporation's most recent annual report, during regular business hours if the shareholder gives at least five business days' prior written demand to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy certain other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written demand to the corporation and (1) the shareholder's demand is made in good faith and for a proper purpose, (2) the demand describes with particularity its purpose and the records to be inspected or copied and (3) the requested records are directly connected with such purpose. The Florida Act also provides that a corporation may deny certain demand for inspection if such demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

  Dissenters' Rights. A shareholder of a Delaware corporation generally is entitled to dissenters' rights in the event that the corporation is a party to certain mergers or consolidations to which the shareholder did not consent. A Delaware corporation's certificate of incorporation may also provide that dissenters' rights are available with respect to any amendment to the certificate of incorporation or any sale of all or substantially all of the corporation's assets. The Delaware Certificate does not contain such a provision. Similar (but not identical) to the Florida Act, dissenters' rights are not available to a shareholder of a Delaware corporation if his shares, at the relevant record date, were (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD"), or (2) held of record by more than 2,000 shareholders. Notwithstanding the foregoing, however, under the Delaware Act, a shareholder does have dissenters' rights with respect to such shares if the shareholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by NASD or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

  A shareholder of a Florida corporation, with certain exceptions, has the right to dissent from, and obtain payment of the fair value of his shares in the event of (1) a merger or consolidation to which the corporation is a party, (2) a sale or exchange of all or substantially all of the corporation's property other than in the usual and ordinary course of business, (3) an approval of a control share acquisition, (4) a statutory share exchange to which the corporation is a party as the corporation whose shares will be acquired, (5) an amendment to the articles of incorporation if the shareholder is entitled to vote on the amendment and the amendment would adversely affect the shareholder and (6) any corporate action taken to the extent that the articles of incorporation provide for dissenters' rights with respect to such action. The Florida Act provides that, unless a corporation's articles of incorporation otherwise provide, which the Florida Articles do not, a shareholder does not have dissenters' rights with respect to a plan of merger, share exchange or proposed sale or exchange of property if the shares held by the shareholder are, on the record date, either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by 2,000 or more shareholders.

  Quorum for Shareholder Meetings. Under Delaware Act, unless otherwise provided in a corporation's certificate of incorporation or bylaws, a majority in voting power of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders, but in no event may a quorum consist of less than one-third of the voting power of the shares entitled to vote on such matter. The Delaware Charter Documents do not include a provision altering the shareholder quorum requirement. The Florida Act is similar to the Delaware Act, except that the shareholder quorum requirement may be altered by a provision in the articles of incorporation (but not its bylaws). The Florida Articles do not include a provision altering the shareholder quorum requirement. Thus, the applicable quorum provisions will not be changed substantially by the Reincorporation.

  Shareholder Voting Requirements. Under both the Delaware Act and the Florida Act, directors are generally elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders' meeting at which a quorum is present, unless a greater number of affirmative votes is required by the certificate of incorporation or bylaws (in the case of a Delaware corporation) or the articles of incorporation (in the case of Florida corporation). With respect to matters other than the election of directors, unless otherwise provided by the Delaware Act or a Delaware corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter generally is approved by the affirmative vote of a majority in voting power of the shares represented at a meeting and entitled to vote on the matter. Accordingly, under the Delaware Act, abstentions have the same effect as votes against a matter. Under the Florida Act, unless otherwise provided by the Florida Act or a Florida corporation's articles of incorporation (but not its bylaws), if a quorum exists, action on any matter generally is approved by the shareholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. Accordingly, under the Florida Act, abstentions have no impact on the outcome of a vote. The Florida Charter Documents do not contain a provision requiring a greater vote on any matter than required by the Florida Act. Subject to shareholder approval of Proposal 2E, the Delaware Charter Documents will contain provisions requiring super-majority vote requirements for certain amendments to the Delaware Charter Documents.

  Action by Written Consent of Shareholders. The Delaware Act and the Florida Act provide that unless otherwise provided for in a corporation's charter, actions which would be required or permitted to be taken at an annual or special meeting of shareholders may be taken by the written consent of the holders of shares holding not less than the minimum number of votes that would be necessary to take such action at a meeting of shareholders. The Florida Bylaws do not contain provisions providing that corporate action may be taken by written consent of shareholders. Subject to shareholder approval of Proposal 2C, the Delaware Charter Documents will contain provisions limiting action by written consent.

  Board Vacancies. The Delaware Act provides that, unless otherwise provided in the certificate of incorporation or bylaws, a vacancy or newly-created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. The Delaware Charter Documents do not alter this provision. Under the Florida Act, a vacancy on the board of directors generally may be filled by an affirmative vote of a majority of the remaining directors or by the shareholders, unless the articles of incorporation provide otherwise. The Florida Articles do not alter this provision.

  Removal of Directors. The Delaware Act provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the corporation's board of directors is classified, shareholders may effect such removal only for cause, unless the certificate of incorporation otherwise provides. The Delaware Act also provides that whenever the holders of any class or series are entitled to elect one or more directors by the certificate of incorporation, the vote required, in respect of the removal without cause of a director or directors so elected, is the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. The Florida Act provides that, except with respect to corporations with directors elected by a voting group of shareholders or cumulative voting, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

  Amendments to Charter. A Delaware corporation's certificate of incorporation generally may be amended only if approved by a majority in voting power of the outstanding stock entitled to vote thereon. An amendment to a Florida corporation's articles of incorporation must be approved by the corporation's shareholders, except that certain immaterial amendments specified in the Florida Act may be made by the board of directors. Unless a specific section of the Florida Act or a Florida corporation's articles of incorporation require a greater vote, an amendment to a Florida corporation's articles of incorporation generally must be approved by a majority of the votes entitled to be cast on the amendment. Subject to shareholder approval of Proposal 2E, the Delaware Charter Documents will contain provisions requiring super-majority vote requirements for certain amendments to the Delaware Charter Documents.

  Special Meetings of Shareholders. Special meetings of the shareholders of a Delaware corporation may be called by the board of directors or by the persons authorized in the corporation's certificate of incorporation or bylaws. Subject to shareholder approval of Proposal 2D, the Delaware Bylaws will provide that a special meeting may be called by the President, Chairman of the Board or the Board of Directors. Special meetings of a Florida corporation's shareholders may be called by its board of directors, by the persons authorized to do so in its articles of incorporation or bylaws or by the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, unless a greater percentage, not to exceed 50%, is required by the articles of incorporation. The Florida Charter Documents do not alter the Florida Act's requirement for the calling of special meetings by the shareholders.

  Affiliated Transactions. The Delaware Act generally prohibits a shareholder owning 15% or more of a Delaware corporation's outstanding voting stock (an "interested shareholder") from engaging in certain business combinations involving the corporation during the three years after the date the person became an interested shareholder unless, among other things, (1) prior to such date, the board of directors approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (2) upon the consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting stock outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder. Such prohibition, however, does not apply to a corporation if, inter alia, (i) the corporation's original certificate of incorporation provides that the corporation shall not be governed by the interested shareholder statute, (ii) a majority of shares entitled to vote to approve an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by the statute (but such amendment may not be effective until one year after it was adopted and may not apply to any business combination between the corporation and any person who became an interested shareholder on or prior to such adoption) or
(iii) a shareholder becomes an interested shareholder inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the shareholder ceases to be an interested shareholder. These business combinations include, with certain exceptions, mergers, consolidations, sales of assets and transactions benefiting the interested shareholder.

  The Florida Act contains an affiliated transactions statute which provides that certain transactions involving a corporation and a shareholder owning 10% or more of the corporation's outstanding voting shares (an "affiliated shareholder") must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares other than those owned by the affiliated shareholder. The transactions covered by the statute include, with certain exceptions, (1) mergers and consolidations to which the corporation and the affiliated shareholder are parties, (2) sales or other dispositions of substantial amounts of the corporation's assets to the affiliated shareholder,
(3) issuances by the corporation of substantial amounts of its securities to the affiliated shareholder, (4) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated shareholder, (5) any reclassification of the corporation's securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated shareholder and (6) the receipt by the affiliated shareholder of certain loans or other financial assistance from the corporation. These special voting requirements do not apply in any of the following circumstances: (a) if the transaction was approved by a majority of the corporation's disinterested directors, (b) if the corporation did not have more than 300 shareholders of record at any time during the preceding three years, (c) if the affiliated shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for the past five years, (d) if the affiliated shareholder is the beneficial owner of at least 90% of the corporation's outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors or (e) if the consideration received by each shareholder in connection with the transaction satisfies the "fair price" provisions of the statute. This statute applies to any Florida corporation unless the original articles of incorporation or an amendment to the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Such an amendment to the articles of incorporation or bylaws must be approved by the affirmative vote of a majority of disinterested shareholders and is not effective until 18 months after approval.

  Control Share Acquisitions. The Florida Act also contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless the voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. This statute does not apply to acquisitions of shares of a corporation if, prior to the pertinent acquisition of shares, the corporation's articles of incorporation or bylaws provide that the corporation shall not be governed by the statute. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights. Delaware does not have any provision comparable to Florida's control share acquisition statute.

  Other Constituencies. The Florida Act provides that directors of a Florida corporation, in discharging their duties to the corporation and in determining what they believe to be in the best interests of the corporation, may, in addition to considering the effects of any corporate action on the shareholders and the corporation, consider the effects of the corporate action on employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate. Delaware does not have a comparable statutory provision.

Changes in the Company's Charter to be Effected by Reincorporation

  The following discussion summarizes certain material differences between the charter documents of the Company and EMusic. The Delaware Certificate which will be in effect upon consummation of the Merger is included as part of the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement and the Delaware Bylaws are attached as Appendix B to this Proxy Statement. All statements herein concerning such documents are qualified by reference to the exact provisions thereof. The shareholders of the Company will become subject to the Delaware Charter Documents upon the effectiveness of the proposed Reincorporation. In the event any of the separate proposals for additional anti-takeover measures are approved by the requisite vote of shareholders, the Delaware Certificate and the Delaware Bylaws will make provision for such measures as set forth in the Merger Agreement and exhibits thereto. See Proposal Two, "ADDITIONAL ANTI-TAKEOVER MEASURES."

  1. Indemnification. The Florida Act and the Delaware Act are generally similar with respect to indemnification of directors and officers. (See "-- Limitation of Liability and Indemnification"). For example, both jurisdictions allow a corporation to include in its bylaws, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that otherwise provided by law.

  The Delaware Bylaws provide that: (i) EMusic is required to indemnify its officers and directors to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; (ii) EMusic is required to advance expenses to its officers and directors as incurred, including expenses related to obtaining a determination that such officers and directors are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) an officer or director may bring suit against EMusic if a claim for indemnification is not timely paid;
(iv) EMusic is authorized to enter into indemnification agreements with its officers and directors; and (v) EMusic may not retroactively amend the Indemnification Provision in its Bylaws in a way which is adverse to its officers or directors or former officers or directors. Emusic intends to enter into indemnity agreements with its officers and directors. (See "--Approval and Ratification of Indemnity Agreement").

  The Florida Charter Documents authorize indemnification to the fullest extent as may be determined to be in the best interest of the corporation. The Company currently has indemnification agreements in place with certain of its officers and directors of the Company.

  2. Duty of Care for Directors. Under the Delaware Act, EMusic is permitted to adopt, and its Certificate of Incorporation includes, a provision which eliminates a director's liability for monetary damages for a breach of such director's duty of care to EMusic or its shareholders (the "Delaware Duty of Care Provision"). As a result of the Delaware Duty of Care Provision, no director of Emusic will be liable for monetary damages for negligence or gross negligence occurring after the Reincorporation. The directors will continue to be subject to claims for equitable remedies although such remedies in some circumstances may not be available as a practical matter. In addition, under Delaware law, each director will remain liable for engaging in a transaction from which such director derives an improper personal benefit, for engaging in intentional misconduct or a knowing violation of law, or for the wrongful payment of a dividend or repurchase of shares by the Company where such dividend or repurchase was willfully or negligently caused by such director. The Delaware Duty of Care Provision will also not limit a director's liability for violations of the federal securities laws.

  Under the Florida Act, the Company was permitted to adopt a provision substantially similar to the Delaware Duty of Care Provision. However, the Florida Charter Documents did not include such a provision. In addition, Delaware law permits the limitation of directors' liability in a broader range of circumstances than does the Florida Act. In particular, the Florida Act expressly prohibits elimination of liability for acts or omissions that: (i) constitute a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) in a derivative action or an action by a shareholder, constitute conscious disregard for the best interests of the corporation or willful misconduct or (iii) in a proceeding other than a derivative action or an action by a shareholder, constitute recklessness or were committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property. Delaware law does not expressly prohibit limitation of liability in such circumstances. Emusic intends to eliminate personal liability for its directors to the fullest extent permitted under Delaware law.

  3. Number of Directors. The number of directors of EMusic will be initially set at five (5). The Delaware Charter Documents permit the Board of Directors to change the authorized number of directors from time to time, without further shareholder approval. The Florida Bylaws presently fix the number of directors at five (5).

  4. Filling Vacancies on the Board of Directors. The Delaware Charter Documents provide that a vacancy on the Board of Directors occurring during the course of the year may be filled only by the remaining directors unless the vacancy is the result of a removal of a director by the shareholders. Vacancies on the Board resulting from removal by the shareholders may be filled by a majority of the directors then in office, though less than a quorum, or by the shareholders. These provisions further provide that any directors so appointed will serve for the remainder of the full term for which elected, and no decrease in the number of directors shall reduce the term of any incumbent. Under the Delaware Act, however, if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire Board of Directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, under certain circumstances, order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

  The Florida Act provides that a vacancy on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by the shareholders, unless the articles of incorporation provide otherwise. The Florida Charter Documents do not alter this provision of the Florida Act.

  5. Blank Check Preferred Stock. The Florida Articles authorize the issuance of Preferred Stock. Effective upon the Reincorporation, the Delaware Certificate will authorize the issuance of Preferred Stock and will provide that the Board of Directors is entitled to set the rights, preferences, privileges and restrictions of such authorized and unissued stock. By issuing Preferred Stock with particular rights, the Company may be able to deter a hostile acquisition. For example, the Company may issue shares of Preferred Stock with extraordinary voting rights or liquidation preferences to make it more difficult for a hostile acquiror to gain control of the Company.

  Subject to the approval of Proposal Two by the shareholders and the Series B Approval, certain additional changes will be effected in the Delaware Charter Documents. See Proposal Two, "ADDITIONAL ANTI-TAKEOVER MEASURES."

Limitation of Liability and Indemnification

  Liability of Directors. The Delaware Act provides that a corporation's certificate of incorporation may contain a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for a breach (1) which constitutes a breach of the director's duty of loyalty to the corporation or its shareholders, (2) which constitutes an act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (3) which is covered by Section 174 of the Delaware Act or (4) which relates to a transaction from which the director derived an improper personal benefit. The Delaware Certificate includes such a provision. The Florida Act provides that a director is not personally liable for monetary damages to the corporation or any other person for any act or omission as a director unless the director breached or failed to perform his statutory duties as a director and such breach or failure (a) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) constitutes a transaction from which the director derived an improper personal benefit, (c) results in an unlawful distribution, (d) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct or
(e) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

  Indemnification. Under both the Florida Act and the Delaware Act, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for expenses

(including attorneys' fees), provided that in the event the person seeking indemnification has been adjudicated liable, such indemnification shall only be for amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. In addition, the Delaware Act and the Florida Act provide that to the extent that present or former directors or officers under the Delaware Act and present or former directors, officers, employees or agents under the Florida Act, have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Florida Act further provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification. The Delaware Bylaws provide that directors and officers will be indemnified to the fullest extent permitted by law.

Approval and Ratification of Indemnity Agreement

  General. The Company believes that intense competition will characterize the emerging internet record industry and will greatly expand the challenges and risks facing the officers and directors of such businesses. Therefore, in order to provide its directors and officers with increased protection from the risk of litigation and other liabilities and to ensure that the Company can continue to attract and retain qualified directors and officers, the Board of Directors determined it to be in the best interests of the Company and its shareholders to enter into indemnity agreements with its officers and directors.

  The Board of Directors has directed the submission to a vote of the shareholders of a proposal to approve and ratify the form of agreement (the "Delaware Indemnity Agreement") to be entered into between EMusic and its directors, officers and key employees and the directors, officers and key employees of its subsidiaries (the "Indemnified Parties") in the form attached hereto as Appendix C.

  The Board of Directors recently approved the form of Delaware Indemnity Agreement and such agreement will indemnify the Indemnified Parties against certain liabilities arising out of their service in such capacities.

  Although shareholder ratification and approval of the Delaware Indemnity Agreement is not required by law, it is considered appropriate to submit the Delaware Indemnity Agreement to the shareholders of the Company for their approval because the members of the Board of Directors will be parties to, and therefore the beneficiaries of the rights contained in, certain of the Indemnity Agreements. If the shareholders fail to approve and ratify the Delaware Indemnity Agreement, the Board of Directors will reexamine the issue of indemnification and determine whether the Company should enter into the Delaware Indemnity Agreements in the future.

  The enforceability of certain of the provisions of the Delaware Indemnity Agreement have not been tested in court and remains subject to considerations of state law and public policy. Shareholders will not be estopped from later challenging the validity or enforceability of the Delaware Indemnity Agreements following shareholder approval of the Delaware Indemnity Agreement; however, following such approval, shareholders would not be able to invalidate such agreements solely because the directors benefit from the agreements.

 Principal Terms of the Delaware Indemnity Agreements.

  1. The following analysis summarizes principal terms of the form of Delaware Indemnity Agreement. This analysis is a summary only and is qualified in its entirety by reference to the form of Delaware Indemnity Agreement attached to this Proxy Statement as Appendix C, which you are urged to read and consider carefully. Indemnification rights may be provided under the Delaware Indemnity Agreement to a person in his capacity as a present or former director, officer, employee or other agent of EMusic, a subsidiary, or a predecessor corporation (the "Indemnitee") in connection with a threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative. Indemnification rights are also provided to an Indemnitee's heirs, executors and administrators to the same extent they would be provided to the Indemnitee were he or she still alive.

  2. EMusic must maintain in effect directors' and officers' liability insurance naming the Indemnitee as an insured unless such insurance is not available on reasonable terms.

  3. EMusic must indemnify against all expenses reasonably incurred by an Indemnitee to the extent he or she has been successful in the defense of any proceeding (including an action by or in the right of the EMusic, such as a derivative action).

  4. EMusic is required to indemnify against any expenses (including judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) reasonably incurred by an Indemnitee in connection with any proceeding (other than an action by or in the right of EMusic), provided the Indemnitee's actions met the required standard of conduct.

  5. In connection with proceedings brought by or in the right of EMusic against the Indemnitee (including derivative actions), EMusic is required to indemnify against expenses actually and reasonably incurred by the Indemnitee, judgments, fines, and ERISA excise taxes and penalties, and amounts paid in settlement provided his or her actions met the required standard of conduct. However, no indemnification is required in such proceeding to the extent the Indemnitee is finally adjudged liable to EMusic unless the court determines that, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification. Unlike the Florida Indemnity Agreement, this provision of the Delaware Indemnity Agreement requires no court approval for indemnification against amounts paid in settlement unless the Indemnitee has been finally adjudged liable by a court of competent jurisdiction. The Company believes that this provision of the Delaware Indemnity Agreement is consistent with Section 145, which provides for statutory indemnification of officers and directors, except that it expands upon Section 145 by providing for indemnification for additional types of expenses and for amounts paid in settlement.

  6. Even if the Indemnitee is not entitled to indemnification against the total amount of his or her expenses or liabilities in connection with a proceeding, EMusic must indemnify him or her against any portion to which he or she is entitled.

  7. EMusic is required to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, provided that the Indemnitee undertakes to repay any amounts for which he or she is ultimately determined not to be entitled to indemnification. This provision of the Delaware Indemnity Agreement expands upon Section 145, which is silent on advances of expenses incurred in connection with investigation, settlement and appeal.

  8. The Delaware Indemnity Agreement provides certain notice procedures in the event of a threat or commencement of a proceeding and provides that EMusic may assume the defense of the proceeding under certain conditions.

  9. Notwithstanding the other provisions of the Delaware Indemnity Agreement, no indemnification or advancement of expenses is required if (i) an Indemnitee initiates a lawsuit against EMusic (with certain specified exceptions); (ii) a court determines that, with respect to actions instituted to enforce or interpret the Indemnity Agreement, the action was not in good faith or was frivolous; or (iii) the claim is for an amount paid in a settlement without EMusic's consent.

  10. The Delaware Indemnity Agreement provides that its indemnification and expense advancement provisions are not exclusive of any other rights the Indemnitee may have.

  11. The Indemnitee may enforce in court any right to indemnification or advances granted by the Indemnity Agreement if (i) his or her claim is denied in whole or in part, or (ii) no disposition of his or her claim is made within 90 days of his or her request therefor. If successful in an enforcement action, the Indemnitee is entitled to be paid the expenses of prosecuting his or her claim.

Summary of Federal Tax Consequences of the Reincorporation

  The reincorporation is intended to be a reorganization under the Internal Revenue Code of 1986, as amended. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of the Company capital stock as a result of the reincorporation and no gain or loss should be recognized by the Company or EMusic.

  Each former holder of GoodNoise capital stock should have the same basis in the EMusic capital stock received pursuant to the Reincorporation as such shareholder had in the GoodNoise capital stock held by such shareholder at the time of consummation of the Reincorporation. A shareholder's holding period with respect to the EMusic capital stock received in the Reincorporation should include the period during which the shareholder held the corresponding shares of GoodNoise capital stock; provided that the shares of GoodNoise capital stock were held by the shareholder as capital assets at the time of consummation of the Reincorporation. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

  EACH SHAREHOLDER SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

Vote Required for Reincorporation and Board of Directors' Recommendation

  Approval of the Reincorporation and all related matters discussed in this Proposal One will require the affirmative vote of a majority of the voting power of all outstanding capital stock of the Company. Abstentions and broker non-voter will each have the same effect as a negative vote on this proposal. The Board of Directors has determined the Reincorporation and all related matters discussed in this Proposal One is in the best interests of the shareholders and the Company.

  The Board of Directors unanimously recommends a vote FOR approval of this proposal to reincorporate in Delaware and all related matters discussed in this Proposal One. A vote for the reincorporation proposal will constitute approval of the Merger, the Delaware Certificate (without the anti-takeover measures set forth under Proposal Two unless separately approved by the shareholders), the Delaware Bylaws (without the anti-takeover measures set forth under Proposal Two unless separately approved by the shareholders), the form of Delaware Indemnity Agreement and all other aspects of this Proposal One.

                       RIGHTS OF DISSENTING SHAREHOLDERS

  Series B Holders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Act will have the right to be paid in cash the fair value of their GoodNoise Series B Common Stock.

  In order to receive cash payment for his GoodNoise Series B Preferred Stock, a Series B Holder must comply with the procedures specified by Sections
607.1301 to 607.1320 of the Florida Act, which are attached as Appendix D to this Proxy Statement. Any Series B Holder considering exercising his dissenters' rights is urged to review Sections 607.1301 and 607.1320 carefully. The following summary of the principal provisions of Sections
607.1301 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of Directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

  Any Series B Holder who wishes to dissent from the Reincorporation and receive a cash payment for his GoodNoise Preferred Stock, must file with the Company, prior to the Effective Date, a written objection to the Reincorporation demanding payment for his GoodNoise Series B Preferred Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Series B GoodNoise Preferred Stock held by him.

  FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

  COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 1991 BROADWAY, 2ND FLOOR, REDWOOD CITY, CA 94063, ATTENTION: JOSEPH HOWELL, CHIEF FINANCIAL OFFICER.

  Upon filing a notice of election of dissent a dissenting Series B Holder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his GoodNoise Series B Preferred Stock pursuant to
Section 607.1320. If a Series B Holder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his GoodNoise Series B Preferred Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

  AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF GOODNOISE SERIES B PREFERRED STOCK, EACH SERIES B HOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF GOODNOISE SERIES B PREFERRED STOCK FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTER'S RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

  Within 60 days after the Effective Date of the Reincorporation, EMusic, as successor to the Company, will give written notice thereof to each dissenting Series B Holder who timely filed a demand and will make a written offer to each such Series B Holder to pay for his GoodNoise Series B Preferred Stock at a specified price determined by the Company to be the fair value thereof. If, within 30 days after the Reincorporation, EMusic and a dissenting Series B Holder agree upon the price to be paid for his GoodNoise Series B Preferred Stock, EMusic shall make such payment within 90 days following the Effective Date of the Reincorporation, upon surrender by such Series B Holder to EMusic of the certificates representing his GoodNoise Series B Preferred Stock. Upon payment, the dissenting shareholder shall cease to have any interest in the GoodNoise Series B Preferred Stock.

  If EMusic and any dissenting Series B Holder fail to agree upon the price to be paid for his GoodNoise Series B Preferred Stock within the aforementioned 30-day period, then within 30 days after receipt of written demand from any dissenting Series B Holder given within 60 days after the date the Reincorporation is effected, EMusic shall, or at any time within such 60-day period EMusic may, file an action in any court of general civil jurisdiction in the county of Florida where the registered office of the Company is located, requesting that the fair value of such GoodNoise Series B Preferred Stock be found and determined. If EMusic fails to institute the proceeding within such 60-day period, any dissenting Series B Holder may institute such proceeding. All dissenting Series B Holders, except those who have agreed on the price to be paid for their GoodNoise Series B Preferred Stock, are required to be made parties to such a proceeding.

  In any such proceeding, the court, at EMusic's request, will determine whether or not any particular dissenting Series B Holder is entitled to receive payment for his GoodNoise Series B Preferred Stock. If EMusic does not request such a determination or if the court finds that a dissenting Series B Holder is so entitled, the court, directly or through an appraiser, will fix the value of the GoodNoise Series B Preferred Stock as of the day prior to the date the shareholders consented to the Reincorporation, excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the proposal to authorize it. The expenses of any such proceeding, as determined by the court, shall be assessed against EMusic, except that the court may apportion costs to any dissenting Series B Holder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by EMusic.

  THE PROVISIONS OF SECTIONS 607.1301 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SERIES B HOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS RIGHTS.

                                 PROPOSAL TWO

                       ADDITIONAL ANTI-TAKEOVER MEASURES

  As described under Proposal One, "REINCORPORATION IN THE STATE OF DELAWARE AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS," the Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Florida to Delaware. In addition, if Proposal One is approved, the Board has also proposed, the inclusion in the Delaware Certificate and Delaware Bylaws of certain provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. Certain of these measures are not included in the Florida Charter Documents and many are not applicable to the Company under Florida Law currently. Accordingly, these matters are presented for separate consideration and vote by the shareholders.

  In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in the Company's new charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

  A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the Board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the shareholders in the most effective manner.

  The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the Board has separately proposed certain measures for inclusion in the Delaware Certificate or the Delaware Bylaws that may have the effect of discouraging or deterring hostile takeover attempts.

  Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

  In addition, by increasing the probability that any person or group seeking control of the Delaware Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the shareholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of the Company at a premium over the market rate and (ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to shareholders generally.

  It should be noted, however, that the Board of Directors has a fiduciary duty to the shareholders to negotiate for the best interests of the shareholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of the Company.

  The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to the Company and its shareholders.

  The proposal to include these anti-takeover provisions as part of the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors, although the Board has no such intention at the present time.

Summary of Additional Anti-Takeover Measures.

  The separate proposals are summarized in the chart below. The following chart does not purport to be an exhaustive discussion. It is qualified in its entity by reference to the Florida Business Corporation Act, the Delaware General Corporation Law, the Florida Articles and Florida Bylaws and the Delaware Certificate and Delaware Bylaws. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and Delaware Bylaws attached to this Proxy Statement. Shareholders should note that each of these measures is proposed for separate consideration and vote by the shareholders.

          Issue                      Delaware                         Florida
          -----                      --------                         -------
 Cumulative Voting for
  Directors.............. Cumulative voting is not        Cumulative voting is not
                          available unless it is provided permitted under Florida law
                          for in the Certificate of       unless it is provided for in
                          Incorporation; the Board        the Articles of Incorporation.
                          proposes that the Delaware      The Florida Articles currently
                          Certificate not provide for     do not provide for cumulative
                          cumulative voting.              voting.

 Classified Board........ Delaware law permits the        Florida law permits the
                          adoption of a classified board  adoption of a classified board with staggered terms. The Board with staggered terms. The
                          proposes that the Delaware      Florida Articles and Florida
                          Certificate and Bylaws provide  Bylaws do not provide for a
                          for a classified Board with     classified Board.
                          three classes of directors,
                          each with a three year term.

                          Delaware law permits the        Florida law permits the removal
                          removal of a director on a      of a director with or without
                          classified board only for       cause by affirmative vote of a
                          cause, unless otherwise         majority of the outstanding
                          specified in the Certificate of shares.
                          Incorporation. The Board
                          proposes that the Delaware
                          Certificate and Delaware Bylaws
                          permit removal of directors
                          only for cause by affirmative
                          vote of the majority of the
                          outstanding shares of voting
                          stock entitled to vote at an
                          election of directors.

 Action by Written
  Consent of Shareholders
  in lieu of a
  Shareholder vote at a   The Board proposes that actions Actions by written consent are
  Shareholder Meeting.... by written consent not be       permitted by the Florida
                          permitted under the Delaware    Articles and Florida Bylaws.
                          Certificate. All shareholder
                          action would take place by a
                          shareholder vote at a meeting
                          of shareholders.

          Issue                      Delaware                         Florida
          -----                      --------                         -------
 Call of Special Meetings
  by Shareholders........ Special meetings may be called  Special meetings may be called only by the Board or any person by the Board, the holders of 10%
                          as may be designated in the     or more of the outstanding
                          Certificate of Incorporation or voting power and such other
                          Bylaws. The Board proposes that persons as may be designated in
                          the Delaware Certificate and    the Articles of Incorporation
                          Delaware Bylaws provide special or Bylaws. The Florida Bylaws meetings may be called only by  provide special meetings may be
                          the Board, the Chairman, the    called by the Board, the
                          President or the Chief          President or the holders of 10%
                          Executive Officer.              or more of the outstanding
                                                          voting power.

 Amendment of Certificate
  and Bylaws............. The Board proposes that         Generally, amendments of the
                          amendments of certain           Articles of Incorporation
                          provisions or the Delaware      require approval by the Board
                          Certificate require approval by and a majority of the
                          two-thirds of the voting stock  outstanding voting shares.
                          and a majority of the voting    Unless otherwise provided for
                          stock for certain provisions,   in the Articles of
                          and that the Delaware Bylaws    Incorporation, the Bylaws can
                          could be amended by the Board   be amended by the Board or the
                          or by the holders of two-thirds holders of a majority of the
                          of the outstanding voting       outstanding voting shares,
                          shares.                         except that the Board may not
                                                          fix a greater quorum or voting
                                                          requirement for shareholder.

 Increase in Number of
  Authorized Shares of
  Preferred Stock........ Delaware law permits amending   Florida law permits amending
                          the Certificate of              the Articles of Incorporation
                          Incorporation to increase the   to increase the number of
                          number of authorized shares of  authorized shares of Preferred
                          Preferred Stock. The Board      Stock.
                          proposes to increase the number
                          of authorized shares of
                          Preferred Stock from 500,000 to
                          20,000,000.

                                  PROPOSAL 2A

                ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS

  Concurrent with the reincorporation proposal described above, the Board of Directors has proposed the adoption of certain additional measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of cumulative voting for directors is one such measure.

  Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

  Cumulative voting is not available under either Florida or Delaware law unless so provided in the corporation's Certificate of Incorporation. The Florida Articles currently do not provide for cumulative voting. The Board of Directors has proposed to eliminate cumulative voting by not including it in the Delaware Certificate.

  The elimination of cumulative voting could deter investors from acquiring a minority block in the Company, with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.

  In the event this proposal is not approved by the requisite vote of shareholders or the Series B Approval is not obtained, the Delaware Certificate will provide for cumulative voting in the election of directors. In the event this proposal is approved, the provision regarding cumulative voting of directors will not be included in the Delaware Certificate.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provision regarding the elimination of cumulative voting under the Delaware Certificate is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the board of directors unanimously recommends a vote FOR approval of this proposal.

                                  PROPOSAL 2B

            CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE

  Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. A classified Board of Directors removable only for cause is another such measure.

  A classified Board provides directors to be divided into two or three "classes" elected for staggered "terms" of two or three years. The classification system of electing directors may tend to maintain the incumbency of the Board as it generally enables it more difficult for shareholders to change a majority of the directors. A classified Board may also contribute to the continuity and stability of leadership and policy. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors.

  Both Delaware and Florida law permits the adoption of a classified Board of Directors with staggered terms. A maximum of three classes of directors is permitted by Delaware and Florida law, with members of one class to be elected each year for a maximum term of three years. The Florida Articles currently do not provide for a classified Board of Directors. The Board of Directors has proposed the inclusion in the Delaware Certificate and Delaware Bylaws of certain provisions establishing a classified Board of Directors removable only for cause, as discussed below (the "Classified Board Provisions").

  The directors of the Company will also be the directors of Emusic if the reincorporation proposal is approved. Under the Classified Board Provisions, the Board of Directors will be divided into three classes, designated Class I, Class II and Class III, on the effective date of the Reincorporation (the "Reincorporation Effective Date"). The directors in Class I, Robert Kohn and Tor Braham, will hold office until the first annual meeting of shareholders following the Reincorporation Effective Date; the director in Class II, Gene Hoffman, Jr., will hold office until the second annual meeting of shareholders following the Reincorporation Effective Date; and the director in Class III, Ralph Peer, II, will hold office until the third annual meeting of shareholders following the Reincorporation Effective Date (and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death). After each such election, the directors shall then serve in succeeding terms of three years and until their successors are duly elected and qualified.

  The Classified Board only applies to the directors elected by the holders of the Company's Common Stock. The Series B Holders are entitled to elect one member of the Board of Directors separately as a class. That member currently is Eddie Rosenblatt.

  Under Florida law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares. Under Delaware law, a director on a classified board of directors can be removed from office during his term by shareholders only for cause unless the Certificate of Incorporation provides otherwise. The Board of Directors has proposed that the Delaware Certificate provide that the Company's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of voting stock of the Company entitled to vote in the election of directors.

  With the Classified Board Provisions proposed for inclusion in the Delaware Certificate and Delaware Bylaws, unless directors are removed for cause, it will require at least two annual meetings of shareholders for a majority of shareholders to make a change in control of the Board of Directors, since only a portion of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors also makes it more difficult for shareholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

  In the event this proposal is not approved or the Series B Approval is not obtained, all directors of the Company will be elected at each annual meeting. In the event this proposal is approved and the Company obtains the Series B Approval, the Delaware Certificate and Delaware Bylaws will include the Classified Board Provisions.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the Classified Board Provisions proposed for inclusion in the Delaware Certificate and Delaware Bylaws are in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the board of directors unanimously recommends a vote FOR approval of this proposal.

                                  PROPOSAL 2C

                   ELIMINATION OF ACTION BY WRITTEN CONSENT

  Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of action by written consent of the shareholders is another such measure.

  Under Delaware and Florida law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both Florida and Delaware law permit a corporation to eliminate such actions by written consent in its charter. The Florida Articles do not eliminate the ability of shareholders to act by written consent. The Board of Directors proposes to include a provision in the Delaware Certificate and a corresponding provision in the Delaware Bylaws, which would eliminate the right of shareholders to act by written consent of shareholders.

  Elimination of such shareholders' right to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' right to act by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision would enhance the Board's and shareholders' opportunity to fully consider shareholder proposals at a meeting where all views can be heard.

  In the event this proposal is not approved by the requisite vote of the shareholders or the Series B Approval is not obtained, the Delaware Certificate and Delaware Bylaws will provide for action by written consent by the shareholders. In the event the proposal is approved and the Company obtains the Series B Approval, the Delaware Certificate and the Delaware Bylaws will include a provision which eliminates the shareholders' right to act by written consent.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provisions under the Delaware Certificate and Delaware Bylaws regarding the elimination of action by written consent is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the board of directors unanimously recommends a vote FOR approval of this proposal.

                                  PROPOSAL 2D

                LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS

  Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Limiting the manner in which special meetings are called is another such measure.

  Under Florida law, special meetings of shareholders may be called by the Board, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or Bylaws of a company. The Florida Bylaws provide special meetings may be called by the Board, the President or the holders of 10% or more of the outstanding voting power.

  Delaware law, however, provides that special meetings of shareholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or Bylaws. The Board of Directors has proposed a provision in the Delaware Certificate and the Delaware Bylaws providing that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer. Such a provision precludes a shareholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting. Such a provision could have the affect of deterring efforts to seek control of the Company on a basis which some shareholders might deem favorable.

  In the event this proposal is not approved by the requisite vote of the shareholders or the Series B Approval is not obtained, the Delaware Bylaws will provide that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the Chief Executive Officer or the holders of 10% or more of the outstanding voting power. In the event this proposal is approved and the Company obtains the Series B Approval, the Delaware Certificate and Bylaws will provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the President and the Chief Executive Officer.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the shareholders under the Delaware Certificate and Delaware Bylaws is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the board of directors unanimously recommends a vote FOR approval of this proposal.

                                  PROPOSAL 2E

   SUPER-MAJORITY VOTE REQUIREMENT FOR AMENDMENT OF DELAWARE CERTIFICATE AND
                                DELAWARE BYLAWS

  Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Super-majority vote requirements for amendments to the Delaware Certificate and Delaware Bylaws are such measures.

  Both Delaware and Florida law permit super-majority voting requirements on most matters which may be voted upon by shareholders or directors.

  Generally, the Florida Articles may be amended following the approval by the Board of Directors and by a majority of the outstanding shares. The Board has proposed that the Delaware Certificate include a provision under which the Delaware Certificate may be amended by action of the Board of Directors with the affirmative vote of a majority of outstanding shares, provided that for the following provisions, two-thirds of the outstanding shares would be required for amendment of the Delaware Certificate, subject, where indicated, to the separate approval of the inclusion of such provisions in the Delaware Certificate under Proposals 2A through 2D above: (i) the establishment of a Classified Board, the terms of office of directors, and restrictions on removal of directors only for cause (subject to the separate approval of the shareholders of the Classified Board Provisions set forth in Proposal 2B, described above); (ii) the exclusive right of the directors to change the number of authorized directors and to fill vacancies on the Board; (iii) the percentage of shares necessary to amend certain provisions of the Delaware Certificate; (iv) the authority of the Board of Directors and the shareholders to amend the Delaware Bylaws; (v) the elimination of the right of shareholders to act without a meeting (subject to the separate approval of the shareholders of the elimination of the right of shareholders to act without a meeting under Proposal 2C above); (vi) the elimination of the right of shareholders to call a special shareholders meeting (subject to the separate approval of the shareholders of the elimination of the right of shareholders to call a special meeting under Proposal 2D above); and (vii) the elimination of directors' personal liability for monetary damages arising from their negligence or gross negligence.

  The Florida Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company, except that the Board of Directors may not fix a greater quorum or voting requirement for shareholders. The Board has proposed that the Delaware Bylaws include a provision under which the Delaware Bylaws may be adopted, amended or repealed by the Board or by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of EMusic. This provision would have the effect of making it more difficult for shareholders to amend the Delaware Bylaws.

  In the event this proposal is not approved by the requisite vote of the shareholders or the Series B Approval is not obtained, any provision of the Delaware Certificate may be amended by action of the Board of Directors, with the affirmative vote of a majority of outstanding shares, and the Delaware Bylaws may be adopted, amended or repealed by the Board or by the affirmative vote of the holders of at least a majority of the shares of capital stock of EMusic. In the event this proposal is approved by the shareholders and the Company obtains the Series B Approval, the Delaware Certificate and Delaware Bylaws will include the super-majority provisions.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provisions regarding super-majority voting for the amendment of the Delaware Certificate and Delaware Bylaws is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the board of directors unanimously recommends a vote FOR approval of this proposal.

                                  PROPOSAL 2F

              APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF
                    PREFERRED STOCK AUTHORIZED FOR ISSUANCE

  Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Increasing the number of shares of Preferred Stock authorized for issuance is one such measure.

  Both Florida and Delaware law permit amending a company's certificate of incorporation to increase the number of shares of Preferred Stock authorized for issuance. Generally, the Florida Articles may be amended following the approval of the Board of Directors and by a majority of the outstanding shares. The Board of Directors has approved the increase in authorized shares of EMusic Preferred Stock in order to make additional shares of Preferred Stock available in the event the Board of Directors determines that it is necessary or appropriate to issue additional shares to raise additional capital, to acquire another company or its business or assets, to establish strategic relationships with corporate partners, to permit future stock dividends or stock splits, or to provide equity incentives to employees and officers. The Board of Directors believes it is prudent to increase the number of authorized shares of Preferred Stock at this time in order to avoid the expense and delay in seeking shareholder approval at another special shareholders' meeting held at a later date (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed) and to provide flexibility with respect to the above-mentioned matters. In the event this proposal is approved by the shareholders, the Delaware Certificate will authorize the issuance of 20,000,000 shares of EMusic Preferred Stock, an increase of 19,500,000 shares over the amount of authorized shares of GoodNoise Preferred Stock.

  The increase in authorized Preferred Stock will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized Preferred Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The current holders of Common Stock and GoodNoise Series B Preferred Stock have no preemptive rights.

  The increase in the authorized number of shares of Preferred Stock, and the subsequent issuance of such shares, could have the effect of deterring a hostile of the Company without further action by the shareholders. Shares of authorized and unissued Preferred Stock could (within the limits imposed by applicable law) be issued with particular rights such as extraordinary voting rights or liquidation preferences which may make it more difficult for a hostile acquiror to gain control of the Company. Currently, the rules of the Nasdaq Stock Market, on which the Company's Common Stock is listed, prohibit the Company from issuing shares of its Common Stock without shareholder approval for such issuance, if the issuance, among other things, (i) would result in a change of control of the Company, (ii) in connection with an acquisition of the stock or assets of another company, would result in the newly issued stock having voting power equal to or in excess of 20% of the voting power outstanding before the issuance or (iii) in connection with a transaction other than a public offering, is at a price less than the greater of book or market value and equals 20% or more of the voting power outstanding before the issuance. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

  The additional shares of Preferred Stock to be authorized pursuant to this proposal will have a par value per share of $0.001. The holders of the GoodNoise Series B Preferred Stock hold certain preemptive rights relating to such additional shares of Preferred Stock.

  The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by management.

  In the event this proposal is not approved by the requisite vote of the shareholders or the Series B Approval is not obtained, the Delaware Certificate will authorize the issuance of 500,000 Shares of Preferred Stock. In the event this proposal is approved by the requisite vote of the Shareholders and the Company obtains the Series B Approval, the Delaware Certificate will authorize the issuance of 20,000,000 shares of Preferred Stock.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provisions regarding the increase in the number of shares of Preferred Stock authorized for issuance is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of this proposal.

                                PROPOSAL THREE

 APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO
                              EFFECT NAME CHANGE

  The Company is asking the stockholders to vote on a proposal to amend the Company's Restated Articles of Incorporation (the "Articles") in order to change the name of the Company to EMusic.com Inc. If the shareholders approve PROPOSAL ONE and the Reincorporation is completed, this proposal will become moot. However, if the Reincorporation is not completed, the Board of Directors still unanimously recommends that the Company change its name and has approved such an amendment to the Articles. The Company desires to change the name of the Company from GoodNoise Corporation to EMusic.com Inc. to align the Company's name with the principal name under which the Company is currently doing business. Upon consummation of the proposed name change it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name EMusic.com Inc. will be issued. If there exists any circumstance which would make consummation of the name change inadvisable in the judgment of the Board of Directors, the proposal to amend the Articles may be terminated by the Board of Directors either before or after approval of the name change by the shareholders.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the voting power of all outstanding capital stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each have the same effect as a negative vote on this proposal.

  The Board believes that the proposed provisions regarding the change in the Company's name is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of this proposal.

                                 PROPOSAL FOUR

  APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER
                          THE 1998 STOCK OPTION PLAN

General

  The Company's 1998 Stock Option Plan (the "1998 Plan") became effective on March 30, 1998. A reserve of 3,000,000 shares of GoodNoise Common Stock was originally established for issuance under the 1998 Plan. In June, 1999, subject to shareholder approval, the Board approved an increase in the number of shares reserved for issuance under the 1998 Plan to 6,000,000 shares.

  The Internal Revenue Code of 1986, as amended (the "Code") limits the amount of compensation paid to a corporation's chief executive officer and four other most highly compensated officers which may be deductible as an expense for federal income tax purposes. To enable the Company to continue to deduct in full all amounts of ordinary income recognized by its executive officers in connection with options granted under the 1998 Plan, the Board of Directors has amended the Option Plan, subject to shareholder approval, to limit to one million the maximum number of shares for which options may be granted to any employee in any fiscal year (the "Grant Limit"). However, the Company's stock option grants typically do not approach this limit.

  AT THE SPECIAL MEETING, THE SHAREHOLDERS ARE BEING REQUESTED TO RATIFY THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE 1998 PLAN AND THE ESTABLISHMENT OF THE GRANT LIMIT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY'S CAPITAL STOCK PRESENT, OR REPRESENTED AND ENTITLED TO VOTE AT THE MEETING, WILL BE REQUIRED TO RATIFY THESE AMENDMENTS. THE BOARD OF DIRECTORS BELIEVES THAT THESE AMENDMENTS ARE NECESSARY TO ENABLE THE COMPANY TO PROVIDE MEANINGFUL EQUITY INCENTIVES TO ATTRACT, MOTIVATE AND RETAIN EMPLOYEES AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THESE AMENDMENTS.

Description of Plan

  The following summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan.

  General. The 1998 Plan provides for the discretionary grant of incentive stock options within the meaning of section 422 of the Code as well as nonstatutory stock options. In addition to the 1998 Plan, the Company maintains the GoodNoise Corporation 1998 Nonstatutory Stock Option Plan (the "Nonstatutory Plan") pursuant to which an aggregate of 5,000,000 shares of the Company's Common Stock may be issued. The Nonstatutory Plan provides for the grant of nonstatutory stock options to employees and consultants of the Company (excluding officers and directors of the Company), and as of June 21, 1999, no options to purchase shares of Common Stock granted pursuant to the Nonstatutory Plan had been exercised, options to purchase an aggregate of 3,280,500 shares were outstanding, and 719,500 shares of Common Stock remained available for future grants under the Nonstatutory Plan,

  Shares Subject to Plan. The shareholders have previously approved the reservation of an aggregate of 3,000,000 shares of the Company's Common Stock for issuance upon the exercise of options granted under the 1998 Plan. As of June 21, 1999, a total of 2,946,750 shares were subject to outstanding options granted under the 1998 Plan, 7,850 shares were available for future grant under the 1998 Plan and options to purchase 45,400 shares of Common Stock granted under the 1998 Plan had been exercised. As amended, the maximum number of authorized but unissued or reacquired shares of GoodNoise Common Stock available for issuance under the 1998 Plan has been increased, subject to shareholder approval, to 6,000,000. Appropriate adjustments will be made to the shares subject to the 1998 Plan, to the Grant Limit and to outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the 1998 Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the 1998 Plan and become available for future grant. As restated, the 1998 Plan also provides that if shares issued upon exercise of an option are repurchased by the Company, the repurchased shares are returned to the 1998 Plan and become available for future grant.

  Administration. The 1998 Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). With respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 1998 Plan must be administered in compliance with the requirements of Rule 16b-3 under the Exchange Act, if any. Subject to the provisions of the 1998 Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee's termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options. The 1998 Plan also provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 1998 Plan. The Board will interpret the 1998 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 1998 Plan or any option.

  Eligibility. The 1998 Plan permits the grant of options to employees, consultants and directors of the Company or of any present or future parent or subsidiary corporations of the Company. Options may also be granted to prospective employees, consultants and directors in connection with written offers of employment or engagement, provided that such options may not become exercisable prior to the individual's commencement of service. If the Grant Limit is approved, no employee may be granted options under the 1998 Plan to purchase more than 1,000,000 shares during any fiscal year. As of June 21, 1999, the Company had approximately 60 employees, including 4 executive officers, and 5 directors. While any person eligible under the 1998 Plan may be granted a nonstatutory option, only employees may be granted incentive stock options.

  Terms and Conditions of Options. Each option granted under the 1998 Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price per share of each incentive stock option granted under the 1998 Plan must equal at least the fair market value of a share of the Company's Common Stock on the date of grant and the exercise price per share of each nonstatutory stock option granted under the 1998 Plan must equal at least 85% of the fair market value of a share of the Company's Common Stock on the date of grant. The 1998 Plan provides that any option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. As of June 21, 1999, the closing price of a share of the Company's Common Stock as reported on the NADAQ National Market System was $23 5/16.

  The option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any other lawful consideration approved by the Board, or by any combination thereof. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant. The 1998 Plan also authorizes the Company to withhold from shares otherwise issuable upon the exercise of an option or to accept the tender of shares of the Company's Common Stock in full or partial payment of any tax withholding obligations.

  Options granted under the 1998 Plan become exercisable and vested at such times and subject to such conditions as specified by the Board. Generally, options granted under the 1998 Plan become exercisable in installments over a period of time specified by the Board at the time of grant, subject to the optionee's continued service with the Company. The 1998 Plan provides that the maximum term of an option is ten years, although an incentive stock option granted to a Ten Percent Shareholder has a maximum term of five years. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

  Change in Control. The 1998 Plan provides that, in the event of a "Change in Control" (as defined below), the acquiring or successor corporation may assume the Company's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. To the extent that the options outstanding under the 1998 Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate. A "Change in Control" means any of the following events: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the shareholders of the Company immediately before such event do not retain, in substantially the same proportions as their ownership of shares immediately before the transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred.

  Termination or Amendment. The 1998 Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the 1998 Plan have been issued and all restrictions on such shares under the terms of the 1998 Plan and the option agreements have lapsed, provided that all options must be granted before March 29, 2008. The Board may terminate or amend the 1998 Plan at any time. However, without shareholder approval, the Board may not adopt an amendment to the 1998 Plan which would increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or otherwise require approval of the Company's shareholders under any applicable law, regulation or rule. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option or is necessary to comply with any applicable law.

Summary of United States Federal Income Tax Consequences

  The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1998 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

  Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

  The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

  Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Special Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal. Abstentions and broker non-votes will each be counted present for purposes of determining the presence of a quorum, but will not be counted as having been voted on this proposal.

  The board unanimously recommends a vote FOR approval of an increase in the number of shares reserved for issuance under the 1998 Plan by 3,000,000 shares and the establishment of the Grant Limit for the reasons stated above.

                                 PROPOSAL FIVE

                     APPROVAL OF THE GOODNOISE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN

General.

  In June, 1999, the Board of Directors adopted the GoodNoise Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan"), subject to shareholder approval, to become effective on the date on which it is approved by the Company's shareholders. Under the Purchase Plan eligible employees may purchase shares of the Company's common stock at a discount through payroll deductions. A total of 250,000 shares of Common Stock will be reserved for issuance under the Purchase Plan.

  The Board of Directors believes that adopting the Purchase Plan will benefit the Company since providing employees of the Company with an opportunity to purchase shares of Common Stock pursuant to the Purchase Plan is helpful in attracting, retaining, and motivating valued employees.

Description of the Purchase Plan.

  The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, the form of which is attached as Appendix E.

  General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an "Offering") the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

  Shares Subject to Plan. A maximum of 250,000 of the Company's authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the Company's capital structure or in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

  Administration. The Purchase Plan is administered by the Board. Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights. The Purchase Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorney's fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the plan.

  Eligibility. Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan, so long as the employee is customarily employed for at least 20 hours per week and 5 months per calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of June 21, 1999, approximately 60 employees would be eligible to participate in the Purchase Plan.

  Offerings. Generally, each Offering under the Purchase Plan is for a period of 6 months (an "Offering Period"). Offering Periods under the Purchase Plan are sequential, with a new Offering Period beginning every six months. Shares are purchased on the last day of each Offering ("Purchase Dates"). The Board may establish the term for each Offering as well as the commencement and ending dates for an Offering.

  Participation and Purchase of Shares. Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the start of an Offering Period. Payroll deductions may not exceed 10% (or such other rate as the Board determines) of an employee's compensation for any pay period during the Offering Period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive Offering Period until such time as that employee withdraws from the Purchase Plan, becomes ineligible to participate in the Purchase Plan, or terminates employment.

  Subject to certain limitations, each participant in an Offering has a Purchase Right equal to that number of whole shares determined by dividing the participant's aggregate payroll deductions by the purchase price. However, no participant may purchase more than 1,000 shares or any Purchase Date. In addition, no participant may purchase shares under the Purchase Plan having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the first day of the Offering Period in which the shares are purchased).

  At the end of each Offering Period, the Company issues to each participant in the Offering the number of shares of the Company's Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during that Offering Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for that Offering. The price per share at which shares are sold at the end of an Offering Period generally equals 85% of the lesser of the fair market value per share of the Company's Common Stock on the first day of the Offering Period or the Purchase Date. On June 21, 1999, the closing price of a share of the Company's Common Stock was $23 5/16, as reported on the Nasdaq National Market System. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

  A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

  Change in Control. The Purchase Plan provides that, in the event of (i) a sale or exchange by the shareholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the shareholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), the acquiring or successor corporation may assume the Company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the last day of the Offering Period to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

  Termination or Amendment. The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company's shareholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

Summary of Federal Income Tax Consequences of the Purchase Plan.

  The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

  A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the Company's Common Stock under the terms of the Purchase Plan.

  If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering Period or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the Purchase Date exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 1 year.

  If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering Period and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable Offering Period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

  If the participant still owns the shares at the time of death, the lesser of
(i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased will constitute ordinary income in the year of death.

  The Company should be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to the Company.

Vote Required and Recommendation of the Board of Directors

  The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Special Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal. Abstentions and broker non-votes will each be counted present for purposes of determining the presence of a quorum, but will not be counted as having been voted on this proposal.

  The board unanimously recommends a vote FOR approval of the adoption of the Purchase Plan with a reserve of 250,000 shares.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of June 15, 1999, with respect to the beneficial ownership of the Company's capital stock (determined on an as converted to common stock basis) by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's capital stock, (ii) each director of the Company, (iii) the Chief Executive Officer and (iv) all current executive officers and directors of the Company as a group.

                                                Shares of Common Stock
                                               Beneficially Owned(2)(3)
                                               --------------------------------
                                                Number of          Percentage
Name and Address of Beneficial Owners(1)          Shares            of Class
----------------------------------------       ---------------     ------------
Officers and Directors

Robert H. Kohn, Chairman of the Board and
 Secretary...................................      2,979,500              19.0

Gene Hoffman, Jr., President, Chief Executive
 Officer and Director........................      3,658,000(4)           23.3

Ralph Peer, II, Director.....................        308,900(5)            2.0

Tor Braham, Director.........................         35,000(6)             *

Eddie Rosenblatt, Director...................        200,000(7)            1.3

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A
 GROUP.......................................      9,612,900(6)(7)        61.3

5% Stockholders

Citiventure 96 Partnership, L.P. ............      1,627,100(6)           10.4
 c/o Invesco Private Capital
 Attn: Mark Radovanovich, CFO
 1166 Avenue of the Americas, 2700
 New York, NY 10036

--------
 * Less than 1%

(1) Except as set forth herein the address of each beneficial owner set forth in the table is 1991 Broadway, 2nd Floor, Redwood City, California 94063.

(2) Includes shares of Common Stock issuable upon the conversion of the Company's Series B Preferred Stock. Except as indicated in the footnotes to this table, the Company believes that the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock and/or Preferred Stock shown as beneficially owned by them, subject to community property laws, where applicable.

(3) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options. Calculations of percentages of beneficial ownership assume the exercise by only the respective named shareholders of all options for the purchase of Common Stock held by such stockholder which are exercisable within 60 days of June 15, 1999.

(4) Includes 400,000 shares for which Gene Hoffman has voting rights pursuant to a voting agreement. Mr. Hoffman disclaims beneficiary ownership of such shares except to the extent of his pecuniary interest therein.

(5) Includes 100,000 shares of Common Stock which are issuable upon currently exercisable options. Includes 208,900 shares of Common Stock held by peermusic III, Ltd., 61,400 of which are issuable upon conversion of shares of Series B Preferred Stock. Mr. Peer disclaims beneficial ownership of the shares held by peermusic III, Ltd. except to the extent of his pecuniary interest therein.

(6) Represents shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock.

(7) Represents shares issuable upon the exercise of outstanding stock options.

                            EXECUTIVE COMPENSATION

  The Company began operations in January 1998. For the period from inception through June 30, 1998, the compensation payable to Robert H. Kohn, Gene Hoffman, Gary Culpepper and Joseph Howell (the only officers compensated during such period) was $25,625, $31,250, $27,917 and $15,625, respectively. Non-employee directors and members of the Advisory Panel to the Board served without cash compensation.

                         TRANSACTION OF OTHER BUSINESS

  At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at this meeting of shareholders other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                            By Order of the Board of
                                            Directors,

                                            /s/ Robert H. Kohn
                                            _______________________________
                                            Robert H. Kohn,
                                            Chairman of the Board and
                                            Secretary

June 28, 1999

                                  APPENDIX A

                         AGREEMENT AND PLAN OF MERGER

  THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into
as of the      day of July, 1999 by and between GoodNoise Corporation, a
Florida corporation ("GoodNoise"), and Emusic.com Inc., a Delaware corporation ("Sub").

                                  WITNESSETH:

  WHEREAS, Sub is a corporation duly organized and existing under the laws of the State of Delaware, having its address at 1991 Broadway, 2nd Floor, Redwood City, California, 94063;

  WHEREAS, GoodNoise is a corporation duly organized and existing under the laws of the State of Florida, having its address at 1991 Broadway, 2nd Floor, Redwood City, California, 94063;

  WHEREAS, on the date of this Merger Agreement, Sub has authority to issue 200,000,000 shares of Common Stock, par value $.001 per share (the "Sub Common
Stock"), of which      shares are issued and outstanding and owned by
GoodNoise and 20,000,000 shares of Preferred Stock, par value $.001 per share (the "Sub Preferred Stock"), of which 120,000 shares have been designated as Series B Preferred Stock (the "Sub Series B Preferred Stock"), none of such shares are issued and outstanding;

  WHEREAS, as of June   , 1999 (the "Record Date"), GoodNoise has authority to
issue (i) 200,000,000 shares of Common Stock, par value, $.01 per share (the
"GoodNoise Common Stock") of which     shares are issued and outstanding and
(ii) 500,000 shares of Preferred Stock, par value $.01 per share, of which 120,000 shares have been designated as Series B Preferred Stock (the "GoodNoise Series B Preferred Stock") and 117,570 of such shares are issued and outstanding;

  WHEREAS, the respective Boards of Directors for Sub and GoodNoise have determined that, for the purpose of effecting the reincorporation of GoodNoise in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that GoodNoise merge with and into Sub upon the terms and conditions herein provided; and

  WHEREAS, the respective Boards of Directors of Sub and GoodNoise, the shareholders of GoodNoise, and the sole stockholder of Sub have adopted and approved this Merger Agreement;

  NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, GoodNoise and Sub hereby agree to merge as follows:

    1. Merger. GoodNoise shall be merged with and into Sub, and Sub shall survive the merger ("Merger") effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

    2. Governing Documents. The Amended and Restated Certificate of Incorporation of Sub shall be the Certificate of Incorporation of the surviving corporation; and the Amended and Restated Bylaws of Sub shall be the Bylaws of the Surviving corporation.

    3. Directors and Officers. The directors and officers of GoodNoise shall become the directors and officers of Sub upon the Effective Date.

    4. Succession. On the Effective Date, Sub shall succeed to GoodNoise in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

    5. Further Assurances. From time to time, as and when required by Sub or by its successors and assigns, there shall be executed and delivered, on behalf of GoodNoise, such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Sub, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of GoodNoise, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of Sub are fully authorized in the name and on behalf of GoodNoise or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    6. Stock of GoodNoise. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, (i) each share of GoodNoise Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Sub Common Stock and (ii) each share of GoodNoise Series B Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Sub Series B Preferred Stock.

    7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of GoodNoise stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Sub stock into which the shares of GoodNoise stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Sub or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Sub or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Sub stock evidenced by such outstanding certificate as above provided.

    8. Options. Upon the Effective Date, each outstanding option, warrant or other right to purchase shares of GoodNoise stock, including those options granted under the 1998 Stock Option Plan (the "1998 Plan") and the Nonstatutory Stock Option Plan (the "Nonstatutory Plan") of GoodNoise, shall be converted into and become an option, warrant or right to purchase the same number of shares of Sub stock at a price per share equal to the exercise price of the option, warrant or right to purchase GoodNoise stock and upon the same terms and subject to the same conditions as set forth in the 1998 Plan and the Nonstatutory Plan, respectively, and other agreements entered into by GoodNoiise pertaining to such options, warrants or rights. A number of shares of Sub stock shall be reserved for purposes of such options, warrants and rights equal to the number of shares of GoodNoise stock so reserved as of the Effective Date. As of the Effective Date, Sub shall assume all obligations of GoodNoise under agreements pertaining to such options, warrants and rights, including the 1998 Plan and Nonstatutory Plan, and the outstanding options, warrants or other rights, or portions thereof, granted pursuant thereto.

    9. Other Employee Benefit Plans. As of the Effective Date, Sub hereby assumes all obligations of GoodNoise under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

    10. Outstanding Common Stock of Sub. Forthwith upon the Effective Date, all shares of Sub Common Stock presently issued and outstanding in the name of GoodNoise shall be canceled and retired and resume the status of authorized and unissued shares of Sub Common Stock, and no shares of Sub Common Stock or other securities of Sub shall be issued in respect thereof.

    11. Covenants of Sub. Sub covenants and agrees that it will, on or before the Effective Date:

      a. Qualify to do business as a foreign corporation in the State of California, and in all other states in which GoodNoise is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of Sub. In connection therewith, Sub shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder.

      b. File any and all documents with the Florida tax authorities necessary to the assumption by Sub of all of the tax liabilities of GoodNoise.

    12. Book Entries. As of the Effective Date, entries shall be made upon the books of Sub in accordance with the following:

      a. The assets and liabilities of GoodNoise shall be recorded at the amounts at which they were carried on the books of GoodNoise immediately prior to the Effective Date, with appropriate adjustments to reflect the retirement of the shares of Sub Common Stock presently issued and outstanding.

      b. There shall be credited to the capital stock of Sub the aggregate amount of the par value of all shares of Sub stock resulting from the conversion of the outstanding Sub Common Stock pursuant to the Merger.

      c. There shall be credited to the capital surplus account of Sub the aggregate of the amounts shown in the capital stock and capital surplus accounts of GoodNoise immediately prior to the Effective Date, less the amount credited to the common stock account of Sub pursuant to Paragraph (b) above.

      d. There shall be credited to the retained earnings account of Sub an amount equal to that carried in the retained earning account of GoodNoise immediately prior to the Effective Date.

    13. Conditions. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated by this Merger Agreement that the shares of Sub Common Stock to be issued by Sub shall, upon official notice of issuance, be listed on the Nasdaq National Market prior to or on the Effective Date.

    14. Amendment. At any time before or after approval and adoption by the shareholders of GoodNoise, to the fullest extent permitted by Section 251(d) of the Delaware General Corporation Law, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Sub and GoodNoise to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

    15. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either GoodNoise or Sub or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Sub and the shareholders of GoodNoise.

    16. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

  IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of GoodNoise and Sub, and subsequently duly approved by resolution of the shareholders of GoodNoise and the sole stockholder of Sub, is hereby adopted, approved, certified executed and acknowledged on behalf of each of said two corporations by their respective officers thereunto duly authorized.

                                          GoodNoise Corporation, a Florida
                                           corporation

                                          By:
                                             __________________________________
                                             Gene Hoffman, Jr., President

ATTEST:

_________________________________
Robert H. Kohn, Secretary

                                          Emusic.com Inc. a Delaware
                                           corporation

                                          By:
                                             __________________________________
                                             Gene Hoffman, Jr., President

ATTEST:

_________________________________
Robert H. Kohn, Secretary

                                  APPENDIX B

                             AMENDED AND RESTATED

                           BYLAWS OF EMUSIC.COM INC.

Article 1. Stockholders

  1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer or, if not so designated, at the registered office of the corporation.

  1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors or the President and Chief Executive Officer at the time and place to be fixed by the Board of Directors or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

  1.3 Special Meetings. Special meetings of Stockholders may be called at any time only by the Board of Directors, the Chairman of the Board, the President or the Chief Executive Officer.

  1.4 Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

  1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall preemptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

  1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

  If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

  1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

  1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law. Each stockholder of record entitled to vote at a meeting of stockholders, may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

  1.9 Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

  All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

  1.10 Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

  A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

  1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, if there is such an officer, or if not, the person appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

  The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

  The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

  1.12 No Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Article 2. Board of Directors

  2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

  2.2 Number and Term of Office. The number of directors shall initially be five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the effective date of the Agreement and Plan of Merger between the Corporation and Mattson Technology, Inc., a California corporation (the "Effective Date"), the directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the Effective Date; the term of office of the second class to expire at the second annual meeting of stockholders held after the Effective Date; the term of office of the third class to expire at the third annual meeting of stockholders held after the Effective Date; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

  2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  2.4 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

  2.5 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

  2.6 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, the President and Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.

  2.7 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director
(i) by giving notice to such director in person or by telephone or electronic voice message system at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least three (3) day in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

  2.8 Participation in Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

  2.9 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

  2.10 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

  2.11 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing. Any such written consents shall be filed with the minutes of proceedings of the Board or committee.

  2.12 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

  2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

  2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

  2.15 Nomination of Director Candidates. Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

  In the event that a person is validly designated as a nominee in accordance with this Section 2.15 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 2.15 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

  If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section
2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

Article 3. Officers

  3.1 Enumeration. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

  3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

  3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

  3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

  3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by the Board of Directors.

  3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

  3.7 Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. The Chief Executive Officer shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. He or she shall have power to sign stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, other than the Chairman of the Board.

  3.8 President. Should there exist an office of President which is held by a person other than the Chief Executive Officer and which differs from the office of Chief Executive Officer, the President shall have the responsibilities delegated to him or her by the Board of Directors.

  3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing shall have at the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

  3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

  Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

  In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

  3.11 Chief Financial Officer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the Chief Executive Officer. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the Corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

  3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

  3.13 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Article 4. Capital Stock.

  4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

  4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Chief Financial Officer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

  Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

  4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

  4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously saved certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

  4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

  If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Article 5. General Provisions.

  5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

  5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

  5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telecopy, telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

  5.4 Actions with Respect to Securities of Other Corporations. Except as the Board of Directors may otherwise designate, the President or any officer of the corporation authorized by the President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

  5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

  5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

  5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

  5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

  5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or be telegram or mailgram.

  5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

  5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

  5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Article 6. Amendments.

  6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

  6.2 By the Stockholders. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

Article 7. Indemnification of Directors and Officers.

  7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 of this Article 7, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if
(a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation. service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

  7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other then an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

  7.3 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the Corporation.

  7.4 Non-Exclusivity of Rights. The rights conferred on any person in Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

  7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article 7.

  7.6 Insurance. The Corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

  7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article 7 by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  APPENDIX C

                     FORM OF DELAWARE INDEMNITY AGREEMENT

  This Indemnity Agreement, dated as of     , 1999, is made by and between
Emusic.com Inc., a Delaware corporation (the "Company"), and      (the
"Indemnitee").

                                   RECITALS

  A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

  B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

  C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

  D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

  E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

  F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

  G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

  H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

  I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

                                   AGREEMENT

  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. Definitions.

    (a) Agent. For the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

    (b) Expenses. For purposes of this Agreement, "expenses" include all out of pocket expenses costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

    (c) Proceeding. For the purposes of this Agreement, "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

    (d) Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

  2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

  3. Liability Insurance.

    (a) Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

    (b) Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

    (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

  4. Mandatory Indemnification. Subject to Section 9 below, the Company shall indemnify the Indemnitee as follows:

    (a) Successful Defense. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an Agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

    (b) Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    (c) Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

    (d) Actions where Indemnitee is Deceased. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

    (e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

  5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

  6. Mandatory Advancement of Expenses. Subject to Section 8(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

  7. Notice and Other Indemnification Procedures.

    (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

    (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

    (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense; or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

  8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

    (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145.

    (b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

    (c) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

  9. Non-exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

  10. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

  11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

  12. Survival of Rights.

    (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

    (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

  13. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.

  14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

  15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  16. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

  17. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

  18. Consent to Jurisdiction. The Company and the Indemnitee each hereby consent to the jurisdiction of the courts of the State of Delaware with respect to any action or proceeding which arises out of or relates to this Agreement.

  The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                                          THE COMPANY:

                                          EMUSIC.COM INC.

                                          By __________________________________

                                          Its _________________________________

                                 Address: 1991 Broadway, 2nd Floor
                                          Redwood City, California 94063

                                          INDEMNITEE:

                                          _____________________________________
                                          [NAME]

                                 Address: _____________________________________
                                          _____________________________________

                                  APPENDIX D

                              DISSENTERS' RIGHTS

  607.1301 DISSENTERS' RIGHTS; DEFINITIONS.--The following definitions apply to ss. 607.1302 and 607.132:

  (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

  (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

  (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or in the case of a merger pursuant to s. 706.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

  607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.--(1) Any shareholder has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporation actions:

  (a) Consummation of a plan of merger to which the corporation is a party:

    1. If the shareholder is entitled to vote on the merger, or

    2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.114;

  (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

  (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

  (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

  (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

    1. Altering or abolishing any preemptive rights attached to any of his shares;

    2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

    3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

    4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redeemable shares, altering or abolishing any provision relating to any sinking fund or the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

    5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

    6. Reducing the stated dividend preference of any of his preferred shares; or

    7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

      (1) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

      (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

      (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

      (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote as the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

  607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.--(1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1320 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

  (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

  (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporation action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

  (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

    (a) Such demand is withdrawn as provided in this section;

    (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

    (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

    (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

  (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the he shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

    (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

    (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

  (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

  (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, than the corporation within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares by determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceedings herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corruption as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof.

The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

  (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

  (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, of whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

  (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. (Last amended by Chi. 93-281, L. '93, Fe. 5-15-93.)

                                  APPENDIX E

                             GOODNOISE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN

1. Establishment, Purpose and Term of Plan.

  1.1 Establishment. This 1999 Employee Stock Purchase Plan (the "Plan") is hereby established effective as of the date of its approval by the shareholders of the Company.

  1.2 Purpose. The purpose of the Plan is to advance the interests of Company and its shareholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.

  1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

2. Definitions and Construction.

  2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

  (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

  (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

  (c) "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

  (d) "Company" means GoodNoise Corporation, a Florida corporation, or any successor corporation thereto.

  (e) "Compensation" means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in
      Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

  (f) "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

  (g) "Employee" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

  (h) "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion. If, as of any date, there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board.

  (i) "Offering" means an offering of Stock as provided in Section 6.

  (j) "Offering Date" means, for any Offering, the first day of the Offering Period with respect to such Offering.

  (k) "Offering Period" means a period established in accordance with Section
      6.1.

  (l) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

  (m) "Participant" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

  (n) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

  (o) "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

  (p) "Purchase Date" means the last day of an Offering Period (or Purchase Period, if so determined by the Board).

  (q) "Purchase Period" means a period, if any, established in accordance with Section 6.2.

  (r) "Purchase Price" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

  (s) "Purchase Right" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

  (t) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

  (u) "Subscription Agreement" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

  (v) "Subscription Date" means the last business day prior to an Offering Date or such other date as the Company shall establish.

  (w) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

  2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

  3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

  3.2 Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

  3.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

4. Shares Subject to Plan.

  4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in
Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two hundred and fifty thousand (250,000), and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

  4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the

Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility.

  5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

  (a) Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week; or

  (b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

  5.2 Exclusion of Certain Shareholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6. Offerings.

  6.1 Offering Periods. The Plan shall be implemented by sequential Offerings (an "Offering Period"). The first Offering Period shall commence on the August 1, 1999 and end on January 31, 2000 (the "Initial Offering Period"). Subsequent Offerings shall commence on the first day of February and August of each year and end on the last day of July and January, respectively, occurring thereafter, and will have a duration of approximately six (6) months.

  6.2 Purchase Periods. If the Board so determines, in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Board shall specify, and the last day of each such Purchase Period shall be a Purchase Date.

  6.3 Discretion to Vary Duration. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or Purchase Periods or different commencing or ending dates for such periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period or a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the period.

7. Participation in the Plan.

  7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the Company not later than the close of business for such office on the Subscription Date established by the Company for the applicable Offering Date. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date shall not participate in that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period (other than the Initial Offering Period) shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

  7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan, or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in
Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement.

8. Right to Purchase Shares.

  8.1 Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically, on the Offering Date, a Purchase Right consisting of an option to purchase, on each Purchase Date within such Offering Period, that number of whole shares of Stock determined by dividing the aggregate payroll deductions collected from the Participant by the applicable Purchase Price on such Purchase Date; provided, that no Participant may purchase more than one thousand (1,000) shares of Stock on any Purchase Date.

  8.2 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

9. Purchase Price.

  The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. Accumulation of Purchase Price through Payroll Deduction.

  Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

  10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period (after the Offering Date) shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period (after the Offering Date) in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering after the Offering Date) or more than ten percent (10%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

  10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

  10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "Change Notice Date" shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

  10.4 Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.2. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning of the next Offering Period the Purchase Date of which falls in the following calendar year.

  10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

  10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

  10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

11. Purchase of Shares.

  11.1 Exercise of Purchase Right. On each Purchase Date, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

  11.2 Pro Rata Allocation of Shares. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

  11.3 Delivery of Certificates. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

  11.4 Return of Cash Balance. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Offering Period (or Purchase Period, if applicable).

  11.5 Tax Withholding. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

  11.6 Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

  11.7 Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

12. Withdrawal from Plan.

  12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and
7.1. The Company may impose a requirement that the notice of withdrawal from the Plan be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal.

  12.2 Return of Payroll Deductions. Upon a Participant's voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13. Termination of Employment or Eligibility.

  Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

14. Change in Control.

  14.1 Definitions.

  (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

  (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

  14.2 Effect of Change in Control on Purchase Rights. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. Nontransferability of Purchase Rights.

  A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

16. Compliance with Securities Law.

  The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. Rights as a Shareholder and Employee.

  A Participant shall have no rights as a shareholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

18. Legends.

  The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

  "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED

HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

19. Notification of Sale of Shares.

  The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two
(2) years from the date of granting such Purchase Right or one (1) year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

20. Notices.

  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Indemnification.

  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

22. Amendment or Termination of the Plan.

  The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, provided that the Board may terminate the Plan (and any Offering thereunder) on any Purchase Date if the Board determines that such termination is in the best interests of the Company and its shareholders except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the shareholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                                     PROXY
                             GOODNOISE CORPORATION
            1991 Broadway, 2nd Floor, Redwood City, California 94063

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This undersigned hereby appoints Robert H. Kohn and Gene Hoffman, Jr. (the "Proxies"), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of GoodNoise Corporation (the "Company") held of record by the undersigned on June 21, 1999, at the Special Meeting of Shareholders to be held on July 16, 1999 or any adjournment thereof.

1. To approve the reincorporation of the Company in the State of Delaware and other related changes to the Company's charter and rights of shareholders.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

2. To approve certain additional anti-takeover measures under the Delaware Charter Documents as follow:

 A. To approve the elimination of cumulative voting for the election of directors.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

 B. To approve a classified board of directors removable only for cause.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

 C. To approve the elimination of action by written consent.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

 D. To approve certain limitations on the ability to call special meetings.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

 E. To approve super-majority vote requirements for certain amendments to the Delaware Charter Documents.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

 F. To increase the number of shares of Preferred Stock of the Company authorized for issuance from 500,000 shares to 20,000,000 shares.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

3. To approve an amendment to the Company's Restated Articles of Incorporation to Emusic.com Inc.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

4. To approve an increase in the number of shares reserved for issuance under the Company's 1998 Stock Option Plan by 3,000,000 shares.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

5. To approve the adoption of the Company's 1999 Employee Stock Purchase Plan.

               [_]        FOR           [_]           AGAINST           [_]           ABSTAIN

6. To transact such other business as may properly come before the meeting.

  This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

                                          Please sign exactly as your name ap-
                                          pears on your stock certificates.
                                          When shares are held by joint ten-
                                          ants, both should sign. When signing
                                          as an attorney, as executor, admin-
                                          istrator, trustee or guardian,
                                          please give your full title. If a
                                          corporation, please sign in full
                                          corporate name, by President or
                                          other authorized officer. If a part-
                                          nership, please sign in partnership
                                          name by authorized person.

                                          Dated: _________________________ 1999
                                          -------------------------------------
                                                        Signature
                                          -------------------------------------
                                                Signature if held jointly

  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.